UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

February 9, 2005
_____________________________________________________
Date of Report (Date of earliest event reported)


EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)


NEVADA
(State or other jurisdiction of incorporation)


000-29803
(Commission File Number)


88-0407078
(IRS Employer Identification No.)


3960 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada
(Address of principal executive offices)

89109
(Zip Code)

(702) 296-8034
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 7.01	REGULATION FD DISCLOSURE

On February 9, 2005, the registrant granted options to purchase a total of 6,000,000 shares of the registrant's common stock exercisable for a period of two years at a price of $0.06 per share, including options to purchase 1,500,000 shares to each of its president and chief executive officer, Jay Sargeant, and its executive vice president, secretary and treasurer, Dori O'Neill. In order to facilitate this grant of options, Mr. Sargeant and Mr. O'Neill agreed to terminate existing options to purchase a total of 6,400,000 shares at a price of $0.08 per share.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 15, 2005

       EYI INDUSTRIES, INC.

       By:	DORI O' NEILL

       Dori O'Neill
       Executive Vice President,
       Secretary and Treasurer